                            Nations Balanced Target
                              Maturity Fund, Inc.

                                    S E M I
                                  A N N U A L
                                  R E P O R T

                    For the Period Ended September 30, 2000




                                                                         NATIONS
                                                                        BALANCED
                                                                          TARGET
                                                                   MATURITY FUND


          NOT                                                   MAY LOSE VALUE
          FDIC-
          INSURED                                               NO BANK GUARANTEE

SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA, N.A. ("BANK OF AMERICA") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

AFFILIATES OF BANK OF AMERICA PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

NATIONS BALANCED TARGET MATURITY FUND, INC.

DEAR SHAREHOLDER:

We welcome this opportunity to provide you with the semiannual report for Nations Balanced Target Maturity Fund, Inc. (the "Company") for the six-month period ended September 30, 2000.

INVESTMENT OBJECTIVE

The Company, which trades on the New York Stock Exchange under the symbol "NBM," is a closed-end diversified investment management company. For shareholders of the Company who purchased shares during the initial public offering and have reinvested all distributions, the investment objective remains to return at least the principal investment on the maturity date of September 30, 2004. In addition, for all shareholders, the Company seeks long-term growth with income as a secondary consideration.

PORTFOLIO PERFORMANCE AND ASSET ALLOCATION

The Company continued to pursue its long-term objective over the reporting period by continuing to invest a majority of its assets in Zero Coupon U.S. Treasury Obligations and the balance of its assets in equity securities.

For the six-month period ended September 30, 2000, the total return of Nations Balanced Target Maturity Fund, Inc. was 2.90%,(1) based on an ending market value of $8.50. Over this period, the Company distributed $0.22 per share of ordinary income to its shareholders. As of September 30, 2000, 79.3% of the Company's portfolio was invested in Zero Coupon U.S. Treasury Obligations and 20.8% was invested in common stocks. A breakdown of portfolio holdings by asset type follows:

               PORTFOLIO BREAKDOWN (AS OF SEPTEMBER 30, 2000)(2)
PIE CHART 10 LARGEST INDUSTRIES

Integrated oil                                                                    2.8%
Commercial banking                                                                2.1%
Electric Power - Non nuclear                                                      1.7%
Utilities - Miscellaneous                                                         1.5%
Insurance                                                                         1.4%
Consumer credit and mortgages                                                     0.9%
Finance - Miscellaneous                                                           0.9%
Food products                                                                     0.9%
Investment services                                                               0.8%
Other                                                                             7.7%
U.S. Treasury obligations                                                        79.3%

INVESTMENT PHILOSOPHY

The equity portion of the Company is invested based on the philosophy that value may be represented in all sectors of the market. By investing in those companies that the Company's investment adviser believes represent the best value in each sector, the Company seeks to deliver above-average performance with below-average risk over a market cycle. Consequently, the portfolio is broadly diversified across many industry sectors, although certain sectors may be over-or underweighted relative to the Standard and Poor's 500 Composite Stock Price Index(3) from time to time.

The emphasis in stock selection will continue to be a "bottom-up" analysis of individual company fundamentals. When evaluating specific equity investment alternatives, the key investment criteria include a low price-to-earnings ratio, strong

---------------

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The average annual total return since inception (6/30/94) based on the market price was 2.59%. Total return represents the change over a specific period of time in the value of an investment in the Company after reinvesting all income and capital gains.

(2) Portfolio characteristics are subject to change and may not be representative of current characteristics.

(3) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

financial quality and a catalyst for improved price performance. Catalysts for improved price performance typically come in the form of improving earnings estimates, changes in management, new product developments or corporate restructurings.

MARKET ENVIRONMENT AND PORTFOLIO STRATEGY

The market volatility of the last six months stemmed from concerns ranging from Federal Reserve Board (Fed) interest rate hikes, a slowing economy and potentially weaker third quarter earnings to higher fuel prices and the uncertainty of the outcome of the November presidential election. Larger technology and communication services companies -- former market leaders and priced to perfection -- incurred the largest declines. So far this year, value investors have fared better than growth players.

A few segments of the market did perform well. Higher prices for oil, natural gas and electricity boosted the fortunes of the energy and utility sectors, while healthcare providers benefited from a better pricing environment. The financial services sector moved forward as intense competition led to a continuation of mergers and consolidations, and companies attempting to increase market share gains while reducing costs. Expectations of more military spending bolstered defense stocks. Conversely, technology, telecommunications, consumer cyclical, and basic material companies moved lower due to the expected slowdown of domestic economic growth.

While the Company's investment adviser expects the U.S. economic expansion to celebrate its eleventh anniversary next year, growth of real GDP (Gross Domestic Product) should slow to average 3.3% in 2001. In contrast, final numbers for 2000 are expected to show GDP growth at a very robust, but unsustainable 5.1%.

              TOP 10 EQUITY HOLDINGS (AS OF SEPTEMBER 30, 2000)(4)

 1.  American International Group, Inc....................  0.8%
 2.  Exxon Mobil Corporation..............................  0.8
 3.  AT&T Corporation.....................................  0.5
 4.  American Express Company.............................  0.5
 5.  Morgan Stanley Dean Witter & Company.................  0.5
 6.  Wells Fargo Company..................................  0.5
 7.  Associates First Capital Corporation.................  0.5
 8.  Bristol-Myers Squibb Company.........................  0.5
 9.  Chase Manhattan Corporation..........................  0.5
10.  J.P. Morgan & Company Inc. ..........................  0.5

Looking ahead, the Company's investment adviser believes the overall tone of the market has improved for value investors. The perceived end to Fed tightening, higher energy prices, a slowing domestic economy, the weaker euro, negative earnings pre-announcements of several major bell-weather companies -- many in the growth stock universe -- the demise of many inflated dot.com stocks and uncertainty prior to the U.S. political elections have given investors reasons to be cautious. We believe a more conservative assessment of a company's valuation relative to its earnings growth potential should broaden investors' focus and perhaps tilt investors' attention toward value stocks.

The current strategy is to continue to overweight the most attractive sectors within the value discipline when viewed from a bottom-up, fundamental valuation approach. These sectors are financial, utility, energy and consumer staples. The most underweighted sectors at this time are technology and basic materials. Should valuations in the technology sector become more attractive, the investment adviser may add to this group.

Thank you for your investment in Nations Balanced Target Maturity Fund, Inc. Should you have any questions or comments regarding your investments, we would be delighted to hear from you. The Company looks forward to its next report to shareholders.

Sincerely,

/s/ Robert H. Gordon
ROBERT H. GORDON
PRESIDENT

September 30, 2000

---------------

(4) Portfolio holdings are subject to change and may not be representative of current holdings.

NATIONS FUNDS
Nations Balanced Target Maturity Fund, Inc.
  STATEMENT OF NET ASSETS                      SEPTEMBER 30, 2000 (UNAUDITED)

                                                     VALUE
SHARES                                               (000)
-----------------------------------------------------------
         COMMON STOCKS -- 20.8%
         AEROSPACE AND DEFENSE -- 0.3%
 4,875   Honeywell International Inc. ...........   $   174
                                                    -------
         AUTOMOTIVE -- 0.3%
 2,525   Johnson Controls Inc. ..................       134
                                                    -------
         COMMERCIAL BANKING -- 2.1%
 5,075   Chase Manhattan Corporation.............       234
 6,066   Citigroup Inc. .........................       328
 1,425   J.P. Morgan & Company Inc. .............       233
 5,550   Wells Fargo Company.....................       255
                                                    -------
                                                      1,050
                                                    -------
         COMPUTERS AND OFFICE EQUIPMENT -- 0.5%
   500   Hewlett-Packard Company.................        49
 2,050   International Business Machines
           Corporation...........................       230
                                                    -------
                                                        279
                                                    -------
         CONSUMER CREDIT AND MORTGAGES -- 0.9%
 4,350   American Express Company................       264
 5,300   MBNA Corporation........................       204
                                                    -------
                                                        468
                                                    -------
         DIVERSIFIED MANUFACTURING -- 0.4%
 2,675   Eastman Kodak Company...................       109
 1,700   Procter & Gamble Company................       114
                                                    -------
                                                        223
                                                    -------
         ELECTRIC POWER -- NON NUCLEAR -- 1.7%
 3,800   Ameren Corporation......................       159
 3,625   Consolidated Edison, Inc. ..............       124
 3,000   Dominion Resources, Inc. ...............       174
 2,800   FPL Group Inc. .........................       184
 7,325   TECO Energy, Inc. ......................       211
                                                    -------
                                                        852
                                                    -------
         ELECTRICAL EQUIPMENT -- 0.3%
 2,675   Emerson Electric Company................       179
                                                    -------
         FINANCE -- MISCELLANEOUS -- 0.9%
 6,650   Associates First Capital Corporation....       253
 4,225   Freddie Mac.............................       228
                                                    -------
                                                        481
                                                    -------
         FOOD PRODUCTS -- 0.9%
 8,600   ConAgra Inc. ...........................       172
 4,500   H.J. Heinz Company......................       167
 5,775   Kellogg Company.........................       140
                                                    -------
                                                        479
                                                    -------
         HEAVY MACHINERY -- 0.5%
 3,975   Caterpillar Inc. .......................       134
 4,025   Parker Hannifin Corporation.............       136
                                                    -------
                                                        270
                                                    -------
         HOUSING AND FURNISHING -- 0.2%
 4,550   Stanley Works...........................       105
                                                    -------
         INSURANCE -- 1.4%
 4,275   American International Group, Inc. .....       409
 1,575   CIGNA Corporation.......................       164
 2,600   MGIC Investment Corporation.............       159
                                                    -------
                                                        732
                                                    -------

                                                     VALUE
SHARES                                               (000)
-----------------------------------------------------------
         INTEGRATED OIL -- 2.8%
 2,400   Anadarko Petroleum Corporation..........   $   160
 2,700   BP Amoco plc, ADR.......................       143
 2,675   Chevron Corporation.....................       228
 4,393   Conoco, Inc. ...........................       118
 4,500   Exxon Mobil Corporation.................       402
 2,900   Royal Dutch Petroleum Company...........       174
 4,500   Unocal Corporation......................       159
                                                    -------
                                                      1,384
                                                    -------
         INVESTMENT SERVICES -- 0.8%
 2,600   Merrill Lynch & Company Inc. ...........       172
 2,800   Morgan Stanley Dean Witter & Company....       256
                                                    -------
                                                        428
                                                    -------
         MEDICAL DEVICES AND SUPPLIES -- 0.8%
 4,025   Abbott Laboratories.....................       191
 2,225   Cardinal Health, Inc. ..................       197
                                                    -------
                                                        388
                                                    -------
         METALS AND MINING -- 0.4%
 2,225   Minnesota Mining & Manufacturing
           Company...............................       203
                                                    -------
         NATURAL GAS DISTRIBUTION -- 0.3%
 2,700   El Paso Energy Corporation..............       166
                                                    -------
         PHARMACEUTICALS -- 0.5%
 4,300   Bristol-Myers Squibb Company............       246
                                                    -------
         PUBLISHING AND ADVERTISING -- 0.3%
 2,600   Dow Jones & Company Inc. ...............       157
                                                    -------
         RAILROADS, TRUCKING AND SHIPPING -- 0.4%
 4,250   FedEx Corporation++.....................       188
                                                    -------
         RESTAURANTS -- 0.1%
 1,700   McDonald's Corporation..................        51
                                                    -------
         SEMICONDUCTORS -- 0.3%
 1,700   Intergrated Device Technology, Inc.++...       154
                                                    -------
         SOFTWARE -- 0.6%
 3,875   Electronic Data Systems Corporation.....       161
 4,250   First Data Corporation..................       166
                                                    -------
                                                        327
                                                    -------
         TELECOMMUNICATIONS SERVICES -- 0.8%
 4,150   SBC Communications Inc. ................       208
 3,763   Verizon Communications..................       182
                                                    -------
                                                        390
                                                    -------
         TOBACCO -- 0.8%
 7,675   Philip Morris Companies Inc. ...........       226
 7,400   UST Inc. ...............................       169
                                                    -------
                                                        395
                                                    -------
         UTILITIES -- MISCELLANEOUS -- 1.5%
 5,950   American Water Works Company, Inc. .....       164
 9,100   AT&T Corporation........................       267
 4,000   NICOR Inc. .............................       145
 6,300   Sprint Corporation (FON Group)..........       185
                                                    -------
                                                        761
                                                    -------
         TOTAL COMMON STOCKS
         (Cost: $9,620)..........................    10,664
                                                    -------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Balanced Target Maturity Fund, Inc.
  STATEMENT OF NET ASSETS (CONTINUED)          SEPTEMBER 30, 2000 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                VALUE
  (000)                                                (000)
-------------------------------------------------------------
            U.S. TREASURY OBLIGATIONS -- 79.3%
            U.S. TREASURY STRIPS -- 79.3%
 $16,120    Interest only
              7.440%** 08/15/04....................   $12,894
  15,257    TIGR, Interest Receipt,
              7.460%** 08/15/04....................    11,980
  20,000    TIGR, Principal Receipt,
              7.440%** 08/15/04....................    15,705
                                                      -------
            TOTAL U.S. TREASURY OBLIGATIONS
            (Cost: $38,696)........................    40,579
                                                      -------
            TOTAL INVESTMENTS
            (Cost $48,316*)................  100.1%    51,243
                                                      -------
            OTHER ASSETS AND LIABILITIES
              (NET)........................  (0.1)%
            Cash...................................   $    64
            Dividends receivable...................        17
            Investment advisory fee payable........       (19)
            Administration fee payable.............       (10)
            Payable for investment securities
              purchased............................       (49)
            Accrued Trustees'/Directors' fees and
              expenses.............................        (1)
            Accrued expenses and other
              liabilities..........................       (63)
                                                      -------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)................................       (61)
                                                      -------
            NET ASSETS.....................  100.0%   $51,182
                                                      =======

                                                     VALUE
                                                     (000)
-----------------------------------------------------------
-------------------------------------------------------------
          NET ASSETS CONSIST OF:
          Undistributed net investment income....   $   496
          Accumulated net realized loss on
            investment...........................    (1,038)
          Net unrealized appreciation of
            investment...........................     2,927
          Paid-in capital........................    48,797
                                                    -------
          Net assets.............................   $51,182
                                                    =======
          Net asset value per share
            ($51,181,507 / 5,231,163 shares of
            common stock outstanding)............     $9.78
                                                    =======

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $2,927 on investment securities was comprised of gross appreciation of $3,279 and gross depreciation of $352 for federal income tax purposes. At September 30, 2000, the aggregate cost of securities for federal income tax purposes was $48,316.

** Rate represents annualized yield at date of purchase.

 ++ Non-income producing security.

ABBREVIATIONS:

   TIGR    Treasury Investor Growth Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Balanced Target Maturity Fund, Inc.
  STATEMENT OF OPERATIONS                                            (UNAUDITED)
For the six months ended September 30, 2000

(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................     $        1,394
Dividends (net of foreign witholding taxes of $1)...........                122
                                                                 --------------
    Total investment income.................................              1,516
                                                                 --------------
EXPENSES:
Investment advisory fee.....................................                104
Administration fee..........................................                 63
Legal and audit fees........................................                 26
Printing expense............................................                 26
Transfer agent fees.........................................                 22
Directors' fees and expenses................................                  6
Custodian fees..............................................                  6
Other.......................................................                 13
                                                                 --------------
    Total expenses..........................................                266
Fees reduced by credits allowed by the custodian (Note 2)...                 (3)
                                                                 --------------
    Net expenses............................................                263
                                                                 --------------
NET INVESTMENT INCOME/(LOSS)................................              1,253
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................                (10)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................                128
                                                                 --------------
Net realized and unrealized gain/(loss) on investments......                118
                                                                 --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     $        1,371
                                                                 ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Balanced Target Maturity Fund, Inc.
  STATEMENT OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS
                                                                    ENDED
                                                                   9/30/00          YEAR ENDED
                                                                 (UNAUDITED)         3/31/00
                                                                --------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $        1,253    $        2,405
Net realized gain/(loss) on investments.....................               (10)              181
Net change in unrealized appreciation/(depreciation) of
  investments...............................................               128            (2,580)
                                                                --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................             1,371                 6
Distributions to shareholders from net investment income....            (1,150)           (2,145)
                                                                --------------    --------------
Net increase/(decrease) in net assets.......................               221            (2,139)
                                                                --------------    --------------
NET ASSETS:
Beginning of period.........................................            50,961            53,100
                                                                --------------    --------------
End of period...............................................    $       51,182    $       50,961
                                                                ==============    ==============
Undistributed net investment income/(loss)/(distributions in
  excess of net investment income) at end of period.........    $          496    $          393
                                                                ==============    ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Balanced Target Maturity Fund, Inc.
  FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period.

                                              SIX MONTHS
                                                 ENDED        YEAR       YEAR       YEAR       YEAR        YEAR
                                                9/30/00       ENDED      ENDED      ENDED      ENDED      ENDED
                                              (UNAUDITED)    3/31/00    3/31/99    3/31/98    3/31/97    3/31/96
                                              -------------------------------------------------------------------
OPERATING PERFORMANCE:
Net asset value, beginning of period........    $  9.74      $ 10.15    $ 10.47    $ 10.11    $ 10.78    $  9.67
                                                -------      -------    -------    -------    -------    -------
Income from investment operations:
Net investment income.......................       0.24#        0.46       0.41#      0.41       0.43       0.40
Net realized and unrealized gain/(loss) on
  investments...............................       0.02        (0.46)     (0.11)      1.80       0.49       1.61
                                                -------      -------    -------    -------    -------    -------
Net increase/(decrease) in net assets
  resulting from investment operations......       0.26         0.00       0.30       2.21       0.92       2.01
Distributions:
Dividends from net investment income........      (0.22)       (0.41)     (0.39)     (0.41)     (0.44)     (0.40)
Distributions from net realized capital
  gains.....................................         --           --      (0.23)     (1.44)     (1.15)     (0.50)
                                                -------      -------    -------    -------    -------    -------
Total distributions.........................      (0.22)       (0.41)     (0.62)     (1.85)     (1.59)     (0.90)
Net asset value, end of period..............    $  9.78      $  9.74    $ 10.15    $ 10.47    $ 10.11    $ 10.78
                                                =======      =======    =======    =======    =======    =======
Market value, end of period.................    $  8.50      $  8.50    $  9.00    $ 10.00    $  9.00    $  9.25
                                                =======      =======    =======    =======    =======    =======
Total return++..............................       2.59%       (1.02)%    (4.08)%    32.73%     13.93%     19.25%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (000).............    $51,182      $50,961    $53,100    $54,796    $52,864    $56,381
Ratio of operating expenses to average net
  assets....................................       1.04%+       0.86%      1.13%      1.23%      1.18%      1.24%
Ratio of operating expenses to average net
  assets without fees reduced by credits
  allowed by the custodian..................       1.05%+       0.87%        --         --         --         --
Ratio of net investment income to average
  net assets................................       4.92%+       4.65%      3.99%      3.78%      4.01%      3.75%
Portfolio turnover rate.....................         18%          21%        57%       106%        99%        46%

---------------

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and is based on market value at period end.

 # Per share amounts have been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Balanced Target Maturity Fund, Inc.
  NOTES TO FINANCIAL STATEMENTS                                      (UNAUDITED)

Nations Balanced Target Maturity Fund, Inc. (the "Company") is registered with the Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Company's investment objective is to seek long-term growth with income as a secondary consideration.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Securities valuation: Securities traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be valued using broker quotations or on the basis of prices provided by pricing services. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

Securities transactions and investment income: Securities transactions are accounted for on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

Dividends and distributions to shareholders: It is the policy of the Company to declare and pay distributions from net investment income quarterly to shareholders. The Company expects that all or a portion of net capital gains, if any, will be distributed to shareholders annually. The Company may elect to retain net long-term gains and pay corporate income tax thereon, which will result in federal tax consequences to shareholders. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: The Company intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

The Company has entered into an investment advisory agreement with Banc of America Advisors, Inc. ("BAAI"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation. Pursuant to the investment advisory agreement, the Company pays BAAI a monthly fee equal to an annual rate of 0.30% of the Company's average weekly net investment in Zero Coupon (Stripped) U.S. Treasuries plus 0.75% of the Company's average weekly net assets in investments other than Zero Coupon (Stripped) U.S. Treasuries.

The Company and BAAI have entered into a sub-advisory agreement with Banc of America Capital Management, Inc. ("BACAP"), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BAAI at an annual rate of 0.15% of the Company's average weekly net investment in Zero Coupon (Stripped) U.S. Treasuries plus 0.25% of the Company's average weekly net assets in investments other than Zero Coupon (Stripped) U.S. Treasuries.

BAAI is also the Company's administrator. In its role as administrator, BAAI supervises the Company's overall day-to-day operations and provides certain administrative services. BAAI also maintains certain of the Company's books and records and furnishes, at its own expense, such clerical assistance, bookkeeping and other administrative services as the Company may reasonably require in the conduct of its business. As compensation for both the administrative services and the expenses assumed by BAAI, the Company pays BAAI a monthly fee equal to an annual rate of 0.25% of the Company's average weekly net assets.

The Bank of New York ("BNY") serves as sub-administrator of the Company pursuant to an agreement

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NATIONS FUNDS
Nations Balanced Target Maturity Fund, Inc.
  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          (UNAUDITED)

with BAAI and provides certain administrative services in support of the operations of the Company. The fees of BNY are paid out of the fees paid to BAAI by the Company for administration services.

PFPC Inc. ("PFPC") serves as the transfer agent and dividend disbursing agent for the Company.

BNY serves as the custodian of the Company's assets. For the six months ended September 30, 2000, expenses of the Company were reduced by $2,923 under expense offset arrangements with BNY. The Company could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

No officer, director or employee of Bank of America, BAAI or BACAP, or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the Company.

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the six months ended September 30, 2000, were $8,971,373 and $10,214,126, respectively.

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the six months ended September 30, 2000 were $7,922 and $7,852, respectively.

4.  COMMON STOCK

At September 30, 2000, 1,000,000,000 shares of common stock, $0.001 par value were authorized.

The Board of Directors of the Company has approved a stock repurchase plan that gives the Company the flexibility to engage in repurchases of its outstanding common stock. Accordingly, shareholders are notified that, from time to time, the Company may purchase shares of its common stock in an open market when management believes that such purchases are appropriate in light of market conditions, including the presence of a market discount. There were no share repurchases during the year ended March 31, 2000 and the six months ended September 30, 2000.

5.  CAPITAL LOSS CARRY FORWARD

At March 31, 2000, the Company had available for federal income tax purposes unused capital losses expiring March 31, 2007 of $1,020,764.

At March 31, 2000, the Company utilized capital losses of $9,579 during the year.

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

NATIONS FUNDS
Nations Balanced Target Maturity Fund, Inc.
  DIVIDEND REINVESTMENT PLAN

The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest dividends and capital gains distributions in shares of the Company.

PARTICIPATION

Shareholders of record will receive their dividends in cash unless they have otherwise instructed PFPC (the "Plan Agent"), acting as agent for each participant in the Plan, in writing. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by PFPC, as dividend paying agent. For federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record date of any distribution, it will be effective immediately. If such notice is received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

PRICING OF DIVIDENDS AND DISTRIBUTIONS

Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or, at the option of the Plan Agent, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment advisor of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

DIVIDEND REINVESTMENT PLAN

If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is higher than the closing market price per share of the capital stock of the Company on the Exchange including estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable, consistent with obtaining the best price and execution, the Plan Agent will proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided. Each participant's account will be credited with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in the open market during the period between the record date and the payable date for the dividend or distribution.

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
NATIONS FUNDS
Nations Balanced Target Maturity Fund, Inc.
  DIVIDEND REINVESTMENT PLAN (CONTINUED)

The Plan has been amended to specifically authorize such anticipatory purchases.

If the Plan Agent elects to purchase shares in the open market, and if before the Plan Agent has completed its purchases the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices that are below or not substantially in excess of net asset value, and, in such event, the Company may, in its discretion, issue the required shares.

NO SERVICE FEE TO REINVEST

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

PLAN AGENT ADDRESS AND TELEPHONE NUMBER

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Nations Balanced Target Maturity Fund, Inc., Dividend Reinvestment Plan, c/o PFPC Inc., P.O. Box 34602, Charlotte, NC 28234, 1.800.982.2271.

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PO Box 34602
Charlotte, NC 28254-4602
Toll Free 1.800.982.2271







BTMSAR 991408 (9/00)